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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 15, 2003



                         MSC INDUSTRIAL DIRECT CO., INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



         New York                         1-14130                11-3289165
         --------                         -------                ----------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

            75 Maxess Road                                          11747
             Melville, NY
(Address of Principal Executive Offices)                         (Zip Code)


     Registrant's telephone number, including area code: (516) 812-2000
                                                         --------------


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibits: 99.1 MSC Industrial Direct Co., Inc. Press Release, dated July 15,
2003.

ITEM 9. REGULATION FD DISCLOSURE.

This information, furnished under this "Item 9. Regulation FD Disclosure", is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Conditions" in accordance with SEC Release 33-8216.

On July 15, 2003, the Registrant issued a press release announcing results of operations for the quarterly period ended May 31, 2003. The entire text of the press release is attached as Exhibit 99.1.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MSC INDUSTRIAL DIRECT CO., INC.


                                        By: /s/ Shelley Boxer
                                            -----------------------------------
                                            Name:  Shelley Boxer
                                            Title: Vice President, Finance




Date: July 15, 2003